Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events

Note 19 — Subsequent events

On January 22, 2025, the Group partnered with two third-parties to form a new company Zhuhai Hongzhi Cultural Technology Co., Ltd. and the Group has 35% equity interest with a capital commitment of $23,975 (RMB175,000).

On April 9, 2025, the Group partnered with two third-parties to form a new company Zhanjiang Huarong Enterprise Management Service Co., Ltd. and the Group has 36% equity interest with a capital commitment of $246,599 (RMB1.8 million).

The Group evaluated all events and transactions that occurred after December 31, 2024 up through the date the Group issued these consolidated financial statements, for disclosure or recognition in the consolidated financial statements of the Group as appropriate.